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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

           Filed by the Registrant   [X]
           Filed by a Party other than the Registrant   [ ]

           Check the appropriate box:

           [X]     Preliminary Proxy Statement
           [ ]     Confidential, for Use of the Commission Only
                  (as permitted by Rule 14a-6(e)(2))
           [ ]     Definitive Proxy Statement
           [ ]     Definitive Additional Materials
           [ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or

                           A-FEM MEDICAL CORPORATION
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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

                           A-FEM MEDICAL CORPORATION
                      10180 S.W. NIMBUS AVENUE, SUITE J-5
                             PORTLAND, OREGON 97223

                               NOVEMBER   , 1997

Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of A-FEM Medical Corporation (the "Company").

                         Place:     The Governor Hotel
                                    611 S.W. 10th Avenue
                                    Portland, Oregon 97205

                         Date:      December 12, 1997

                         Time:      2:00 p.m. local time

     The Notice of the Special Meeting and Proxy Statement accompany this letter. The principal business to be transacted at the Special Meeting will be to consider and take action on an amendment to the Articles of Incorporation to authorize a class of Preferred Stock to be designated by the Board of Directors. The Board of Directors recommends that stockholders vote for the amendment.

     We know that many of our stockholders will be unable to attend the Special Meeting. Proxies are therefore solicited so that each stockholder has an opportunity to vote. Whether or not you plan to attend the Special Meeting, we hope that you will have your stock represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Special Meeting and vote in person even if you have previously returned your proxy card.

                                          Sincerely,

                                          J. Peter Burke
                                          President, Chief Operating Officer
                                          and Chief Financial Officer

--------------------------------------------------------------------------------

                                   IMPORTANT

   A proxy card is enclosed herewith. All stockholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any stockholder attending the Special Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

                    IT IS IMPORTANT THAT YOUR STOCK BE VOTED
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

                           A-FEM MEDICAL CORPORATION

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 12, 1997

     NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Special Meeting") of A-FEM Medical Corporation, a Nevada corporation (the "Company"), will be held on December 12, 1997, at 2:00 p.m. local time, at The Governor Hotel, 611 S.W. 10th Avenue, Portland, Oregon, to consider and take action on a proposal to amend the Company's Articles of Incorporation to authorize a class of Preferred Stock to be designated by the Board of Directors.

     Only stockholders of record at the close of business on November 7, 1997, will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

     The Company's Proxy Statement is submitted herewith.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE SPECIAL MEETING.

                                          By Order of the Board of Directors

                                          J. Peter Burke, President, Chief
                                          Operating Officer and
                                          Chief Financial Officer
Portland, Oregon
November   , 1997

                           A-FEM MEDICAL CORPORATION
                          10180 S.W. NIMBUS, SUITE J-5
                             PORTLAND, OREGON 97223

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON DECEMBER 12, 1997

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement is furnished by the Board of Directors of A-FEM Medical Corporation, a Nevada corporation (the "Company"), to the holders of common stock, par value $.01 per share, of the Company (the "Common Stock") in connection with the solicitation of proxies by the Board of Directors for use at the Company's Special Meeting of Stockholders (the "Special Meeting") to be held at 2:00 p.m. local time, on December 12, 1997, at The Governor Hotel, 611 S.W. 10th Avenue, Portland, Oregon.

     This Proxy Statement and the enclosed form of proxy are being mailed to
stockholders on or about November   , 1997.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of the Company's Common Stock at the close of business on November 7, 1997, are entitled to notice of and to vote at the
Special Meeting. On that date,           shares of the Company's Common Stock
were outstanding (the "Outstanding Shares").

SOLICITATION OF PROXIES

     The cost of preparing, printing and mailing this Proxy Statement and the proxy solicited hereby has been or will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, bank nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of the Common Stock as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense.

QUORUM AND VOTING

     Each Outstanding Share entitles the holder to one vote on each matter to be presented at the Special Meeting. A quorum, consisting of one-third of the Outstanding Shares, must be present in person or by proxy for the transaction of business. The amendment to the Articles of Incorporation, as previously amended (the "Articles"), to authorize a class of Preferred Stock to be designated by the Board of Directors will be approved if the proposal receives the affirmative vote of a majority of the Outstanding Shares.

Abstentions and other non-votes are counted for purposes of determining whether a quorum exists at the Special Meeting. An abstention or other non-vote has the effect of a vote against the proposal. Proxies and ballots will be received and tabulated by American Stock Transfer & Trust Company, the Company's transfer agent.

REVOCABILITY OF PROXIES

     Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving it at any time before it is exercised. A proxy may be revoked prior to its exercise by delivering to the Company's Secretary a written notice of revocation or a duly executed proxy card bearing a later date, or by attending the Special Meeting and voting in person.

     Each proxy returned to the Company will be voted in accordance with the instructions given. If no instructions are given, the shares will be voted "FOR" the amendment to the Articles to authorize a class of Preferred Stock to be designated by the Board of Directors. While the Board of Directors knows of no other matters to be presented at the Special Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership as of [November 7, 1997] of the Company's Common Stock by (i) each beneficial owner of more than 5 percent of the Common Stock, (ii) the Company's Senior Executive Officers, (iii) each director of the Company and (iv) all directors and executive officers as a group. Each person named in the table has sole investment and voting power with respect to the shares set forth opposite his or her name, except as otherwise noted.

                                                   AMOUNT AND NATURE OF         PERCENT OF CLASS
          NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP(1)         OUTSTANDING
        ----------------------------------------  -----------------------       ----------------
        William H. Fleming......................          [788,925(2)]                [6.5%]
          10180 SW Nimbus Ave., Suite J-5
          Portland, OR 97223
          Vice Chairman
        James E. Reinmuth.......................          [499,500(3)]                [4.2%]
          5171 Solar Heights Drive
          Eugene, OR 97405
          Chairman and Chief Executive Officer
        Carol A. Scott..........................           [20,000(4)]                    *
          1834 Park Blvd.
          Palo Alto, CA 94306
          Director
        RoseAnna Sevcik.........................           [37,500(5)]                    *
          1736 Aidenn Lair
          Dresher, PA 19025
          Director
        James R. Wilson.........................          [325,928(6)]                [2.8%]
          3198 Powder River Drive
          Eugene, OR 97408
          [Vice President and Director]
        Robert L. Buck..........................          [278,125(7)]                [2.4%]
          10180 SW Nimbus Ave., Suite J-5
          Portland, OR 97223
          Vice President
        J. Peter Burke..........................           [30,000(8)]
          10180 SW Nimbus Avenue, Suite J-5
          Portland, OR 97223
          President, Chief Operating Officer and
          Chief Financial Officer
        Capital Consultants, Inc................        [3,849,652(9)]               [33.5%]
          2300 SW First Avenue, Suite 200
          Portland, OR 97201
        Cort MacKenzie Securities, Inc..........       [1,304,085(10)]               [10.3%]
          5335 SW Meadows Road, Suite 270
          Lake Oswego, OR 97035

                                                   AMOUNT AND NATURE OF         PERCENT OF CLASS
          NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIAL OWNERSHIP(1)         OUTSTANDING
        ----------------------------------------       ------------                  ------
        John F. Perry...........................             [735,710]                [6.4%]
          2451 S. Ponte Vedra Blvd.
          Ponte Vedra, FL 32082
        All directors and officers as a group
          (7 persons)...........................       [1,974,978(11)]               [15.1%]

---------------

* Less than 1%.

 (1) "Beneficial Ownership" is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including, but not limited to, any right to acquire such security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to such options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

 (2) Includes [669,640] shares subject to option exercisable within 60 days after September 30, 1997 and shares beneficially owned by various members of William H. Fleming's family including 10,000 owned by his son, 10,000 owned by his daughter and 1,000 owned by his father. Mr. Fleming disclaims the beneficial ownership of the shares held by his son, daughter and father.

 (3) Includes [37,500] shares subject to options exercisable within 60 days after September 30, 1997, 410,000 shares issuable within 60 days after September 30, 1997 upon the exercise of warrants to purchase Common Stock.

 (4) Includes [20,000] shares subject to options exercisable within 60 days after September 30, 1997.

 (5) Includes [37,500] shares subject to options exercisable within 60 days after September 30, 1997.

 (6) Includes [12,500] shares subject to options exercisable within 60 days after September 30, 1997 and 160,000 shares issuable within 60 days after September 30, 1997 upon exercise of a warrant to purchase Common Stock.

 (7) Includes [278,125] shares subject to options exercisable within 60 days after September 30, 1997.

 (8) Includes [25,000] shares subject to options exercisable within 60 days of September 30, 1997.

 (9) Includes [50,000] shares issuable within 60 days after September 30, 1997 upon exercise of a warrant to purchase Common Stock and all shares with respect to which Capital Consultants, Inc. acts as an agent. Capital Consultants, Inc. is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and has on behalf of certain of its clients sole voting power and sole investment power with respect to these shares.

(10) Includes [642,250] shares issuable after September 30, 1997 upon exercise of warrants to purchase Common Stock, [308,750] shares and [270,000] shares issuable after September 30, 1997 upon exercise of warrants held by Cort MacKenzie & Thomas, Inc. and Thomas C. Stewart, respectively, to purchase Common Stock.

(11) Includes 1,080,265 shares subject to options exercisable within 60 days after September 30, 1997 and [570,000] shares issuable within 60 days after September 30, 1997 upon exercises of warrants to purchase Common Stock.

     PROPOSAL NO. 1 -- APPROVAL OF AMENDMENT TO THE ARTICLES TO AUTHORIZE A
      CLASS OF PREFERRED STOCK TO BE DESIGNATED BY THE BOARD OF DIRECTORS

     The Company's Articles currently authorize issuance of 33,000,000 shares of Common Stock. The Board of Directors has adopted a resolution to amend the Articles to authorize a class of 10,000,000 shares of Preferred Stock, $.01 par value, to be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by the Board of Directors. The text of the Amendment to the Articles is set forth as Appendix 1 to this proxy statement.

     Publicly held companies, such as the Company, often have a capital structure which includes Preferred Stock which may be issued from time to time in order to respond to financing needs. The Company has no plans to issue preferred stock at this time. However, the Company is seeking to raise approximately $7,000,000 to fund the roll-out of its inSync miniform in the Northwest Region of the United States. Although the Company does not currently have definitive arrangements to secure this financing, the Company believes that the ability to issue preferred stock may make it easier to raise those funds.

     The terms of the Preferred Stock cannot be stated or estimated at this time. The Board of Directors will have the authority to fix and determine the rights and preferences of the shares of any series of Preferred Stock which is established, including dividends, conversion prices, voting rights, redemption prices, maturity dates and similar matters without further action by the stockholders. The Board of Directors believes that it is in the Company's best interest to create a class of Preferred Stock.

     The issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change in control of the Company, may discourage bids for the Common Stock at a premium over the market price of the Common Stock and may adversely affect the market price of, and the voting and other rights of the holders of Common Stock.

     The Company is governed by Nevada law, including the provisions of Chapter 78 of Nevada Revised Statutes. In general, Section 78.438 prohibits a resident domestic Nevada corporation from engaging in a "combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the combination is approved in a prescribed manner. "Combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. An "interested stockholder" is a person who is the beneficial owner, directly or indirectly, of 10% or more of the corporation's voting stock or who is an affiliate or associate of the corporation and at any time within three years prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the corporation's voting stock.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE ARTICLES TO AUTHORIZE A CLASS OF PREFERRED STOCK TO BE DESIGNATED BY THE BOARD OF DIRECTORS

                                 OTHER BUSINESS

     At the date of this Proxy Statement, management knows of no other business that may properly come before the Special Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

                                          By Order of the Board of Directors

                                          J. Peter Burke
                                          President, Chief Operating Officer
                                            and Chief Financial Officer
November   , 1997

                                   APPENDIX 1

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                         OF ATHENA MEDICAL CORPORATION

     Article Fourth of the Articles of Incorporation shall be deleted in its entirety and the following substituted therefor.

     FOURTH. The corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of stock which the corporation shall have authority to issue shall be 43,000,000, consisting of 33,000,000 shares of Common Stock with a par value of $.01 per share, and 10,000,000 shares of Preferred Stock with a par value of $.01 per share.

     Common Stock. Subject to any preferential or other rights granted to any series of Preferred Stock, the holders of shares of the Common Stock shall be entitled to receive dividends out of funds of the corporation legally available therefor, at the rate and at the time or times as may be provided by the Board of Directors and shall be entitled to receive distributions legally payable to stockholders on the liquidation of the corporation. The holders of shares of Common Stock, on the basis of one vote per share, shall have the right to vote for the election of members of the Board of Directors of the corporation and the right to vote on all other matters, except where a separate class or series of the corporation's stockholders vote by class or series. Holders of Common Stock shall not be entitled to cumulate their votes for the election of directors.

     Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing the issuance thereof, prior to the issuance of any shares thereof. The Board of Directors shall have the authority to fix and determine the rights and preferences of the shares of any series so established

     No Preemptive Rights. No holder of outstanding shares of the corporation shall be entitled as of right to subscribe for, purchase or otherwise acquire any of the shares of any class of the corporation that the corporation proposes to issue or any of the rights or options that the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of shares, bonds, securities or obligations of the corporation that are convertible into, exchangeable for or that carry rights to subscribe for, purchase or otherwise acquire shares of any class of the corporation, and all such shares, bonds, securities or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and all such rights and options may be granted by the corporation's Board of Directors to such persons, firms, corporations, companies and associations, and for such lawful consideration, and on such terms as the corporation's Board of Directors in its discretion may determine, without first offering the same or any thereof to any such holder. This provision shall be interpreted to deny preemptive or preferential rights to the maximum extent permitted under Nevada law.

                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 12, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints James E. Reinmuth and J. Peter Burke, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designed below, all the shares of Common Stock of A-FEM Medical Corporation (the "Company") held of record by the undersigned on November 7, 1997, at the Special Meeting of Stockholders to be held on December 12, 1997 or at any adjournment thereof.

    1. AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE A CLASS OF PREFERRED STOCK. Amend the Company's Articles of Incorporation to authorize a class of Preferred Stock to be designated by the Board of Directors.

         [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

    In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

                                                       Please sign below exactly
                                                       as your name appears on
                                                       your stock certificate.
                                                       When shares are held
                                                       jointly, each person
                                                       should sign. When signing
                                                       as attorney, executor,
                                                       administrator, trustee or
                                                       guardian, please give
                                                       full title as such. An
                                                       authorized person should
                                                       sign on behalf of
                                                       corporations,
                                                       partnerships, limited
                                                       liabilities companies and
                                                       associations and give his
                                                       or her title.

                                                       Dated:             , 1997


                                                               SIGNATURE


                                                       SIGNATURE IF HELD JOINTLY

       YOUR VOTE IS IMPORTANT. PROMPT RETURN OF THIS PROXY CARD WILL HELP
              SAVE THE EXPENSE OF ADDITIONAL SOLICITATION EFFORTS